UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2024

Commission File Number 1-9052
DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01    Entry into a Material Definitive Agreement
On August 14, 2024, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), the principal subsidiary of DPL Inc. (“DPL”), entered into a term loan agreement (the “Term Loan Agreement”) among AES Ohio, each lender from time to time party thereto, PNC Bank, National Association (“PNC Bank”), as administrative agent, PNC Capital Markets LLC, as bookrunner and joint lead arranger and US Bank National Association, as syndication agent and joint lead arranger.

The Term Loan Agreement provides, on a senior unsecured basis, a $150,000,000 364-day term loan. AES Ohio’s borrowing under the Term Loan Agreement will bear interest, at AES Ohio’s option, at either a base rate or a Term SOFR rate, in each case plus an applicable margin.

Funds provided under the Term Loan Agreement will be used by AES Ohio for general corporate purposes.

The Term Loan Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, a financial covenant, which requires AES Ohio’s consolidated total debt to consolidated total capitalization shall not be greater than 0.67 to 1.00 at any time.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the Term Loan Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. DPL and AES Ohio have existing general banking relationships with other parties to the Term Loan Agreement.

Item 2.03    Creation of a Direct Financial Obligation. or an Obligation under an Off-Balance Sheet Arrangement
The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1
Term Loan Agreement, dated as of August 14, 2024, among The Dayton Power and Light Company, each lender from time to time party thereto, PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as bookrunner and joint lead arranger and US Bank National Association, as syndication agent and joint lead arranger.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 14, 2024	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: August 14, 2024	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary